SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange of 1934



         Date of Report (Date of earliest event reported) March 11, 2001


                  Integrated Spatial Information Systems, Inc.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



   Colorado                        0-14273                        84-0868815
   --------                        -------                        ----------
  (State of                      (Commission                    (IRS Employer
incorporation)                   File Number)                Identification No.)


               19039 East Plaza Drive, Suite 245, Parker, CO 80134
               -----------------------------------------------------
               (Address of principal executive offices)   (Zip Code)



        Registrant's telephone number, including area code (720) 851-0716



      ---------------------------------------------------------------------
             (Former Name and address, if changed since last report)

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ITEM 4. CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

Integrated Spatial Information Solutions, Inc. ("ISIS") financial statements for its fiscal years ended September 30, 2000 and 2001 were audited by BDO Seidman, LLP.

On March 11, 2002, ISIS, acting on the direction and approval of its Board of Directors, informed BDO Seidman, LLP that it was releasing it as ISIS' independent public accountants and selecting another firm for those services.

a. The reports of BDO Seidman, LLP on ISIS' financial statements for the fiscal years ended September 30, 2000 and 2001 contained no adverse opinion or disclaimer of opinion, nor were they modified as to uncertainty, audit scope, or accounting principles, except that the report for September 30, 2000 stated:

          "The accompanying consolidated financial statements have been prepared assuming the Company will continue as a going concern. As discussed in
          Note 1 to the consolidated financial statements, the Company's significant operating losses and working capital deficiency raise substantial doubt about its ability to continue as a going concern. Management's plans regarding those matters are also described in Note
          1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty."

b. The decision by ISIS to change accountants was recommended by ISIS' Audit Committee and made pursuant to the authority granted by its board of directors.

c. Through March 11, 2002 there were no disagreements between ISIS and BDO Seidman, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of BDO Seidman, LLP, would have caused them to make reference to the subject matter of the disagreement in connection with their report.

d.   BDO Seidman, LLP has NOT advised ISIS that:

          (1) internal controls necessary to develop reliable financial statements did not exist; or

          (2) information has come to their attention which made them unwilling to rely upon management's representations, or made them unwilling to be associated with the financial statements prepared by management; or

          (3) the scope of the audit should be expanded significantly, or information has come to their attention that they have concluded will, or if further investigated might, materially impact the fairness or reliability of a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal year ended September 30, 2002.

On March 12, 2002, ISIS provided a copy of this disclosure to BDO Seidman LLP and requested that they provide a letter addressed to the Securities and Exchange Commission stating whether or not they agree with the above statements. A copy of that letter dated March 13, 2000 is filed as Exhibit 16.1 to this Form 8-K.

ITEM 7. EXHIBIT

Exhibit   16.1 -   Letter from BDO Seidman, LLP dated March 13, 2002

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                 Integrated Spatial Information Solutions, Inc.
                                  (Registrant)


March 13, 2002                  /S/  Fred Beisser
                      -------------------------------------
                                   (Signature)
                              Frederick G. Beisser
                   Vice President - Finance & Administration,
              Secretary, Treasurer and Principal Accounting Officer

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EXHIBIT INDEX

Exhibit 16.1 Letter from BDO Seidman LLP dated March 13, 2002.